CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-54206) of Lynch Interactive Corporation pertaining to the 401(k) Savings Plan of Lynch Corporation and Participating Employers and the Upper Peninsula Telephone Company 401(k) Plan of our report dated March 30, 2001, with respect to the consolidated financial statements and schedules of Lynch Interactive Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                /s/Ernst & Young LLP

Stamford, CT
March 30, 2001

Siepert & Co. LLP
Certified Public Accountants






                       CONSENT OF INDEPENDENT ACCOUNTANTS




To The Board of Directors
Cuba City Telephone Exchange Company
Madison, Wisconsin



We hereby consent to the incorporation by reference in the previously filed Registration Statement on form S-8 (SEC File No. 333-54206) of our report, dated January 18, 2001 on the financial statements of Cuba City Telephone Exchange Company, which appears in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries, for the years ended December 31, 2000 and 1999.




                                            SIEPERT & CO. LLP
                                            Certified Public Accountants


Beloit, Wisconsin
March 27, 2001

Siepert & Co. LLP
Certified Public Accountants




                       CONSENT OF INDEPENDENT ACCOUNTANTS





To The Board of Directors
Belmont Telephone Company
Madison, Wisconsin



We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (SEC File No. 333-54206) of our report, dated January 18, 2001 on the financial statements of Belmont Telephone Company, which appears in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries, for the years ended December 31, 2000 and 1999.



                                            SIEPERT & CO. LLP
                                            Certified Public Accountants


Beloit, Wisconsin

March 27, 2001